EXHIBIT 99.1


                        GRANITE BROADCASTING CORPORATION

                              LETTER OF TRANSMITTAL

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                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                       NEW YORK CITY TIME ON JULY 3, 1996,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
================================================================================

                      To Tender For Exchange In Respect of
          9 3/8% Series A Senior Subordinated Notes due December 1, 2005

                                   ----------

                  Pursuant to the Prospectus dated June 3, 1996

                  To: The Bank of New York, The Exchange Agent

    By Registered or Certified Mail:         By Overnight Courier:

    The Bank of New York                     The Bank of New York
    101 Barclay Street - 7E                  101 Barclay Street
    New York, New York 10286                 Corporate Trust Services Window
    Attn:  Enrique Lopez,                    New York, New York 10286
           Reorganization Section            Attn:  Enrique Lopez,
                                                    Reorganization Section

   By Hand:                                  By Facsimile:

                                             (Eligible Institutions and
                                             Withdrawal Notices Only)

   The Bank of New York                      (212) 571-3080
   101 Barclay Street                        Confirm: (212)815-2742
   Corporate Trust Services Window           For Information Call: (212)815-6333
   New York, New York 10286
   Attn:  Enrique Lopez,
          Reorganization Section

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he or she has received the Prospectus dated June 3, 1996 (the "Prospectus") of Granite Broadcasting Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 3/8% Senior Subordinated Notes due December 1, 2005 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 9 3/8% Series A Senior Subordinated Notes due December 1, 2005 (the "Old Notes"). Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The Letter of Transmittal is to be used by Holders of Old Notes if (i) certificates representing the Old Notes are to be physically delivered herewith or if the guaranteed delivery procedures described in the Prospectus are to be utilized or (ii) delivery of the Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.


                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

=======================================================================================================================
                      DESCRIPTION OF 9 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE DECEMBER 1, 2005
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal Amount
                                                                                Aggregate       Tendered (must be in
                                                                                Principal         denominations of
                                                                                  Amount            $250,000 and
Name(s) and Address(es) of Registered Holder(s)             Certificate       Represented by    integral multiples of
           (Please fill in, if blank)                        Number(s)        Certificate(s)          $1,000*)
- -----------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

*    Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate
     Principal Amount Represented by Certificate(s)."

     If less than all Old Notes are tendered, the aggregate principal amount of Old Notes not tendered must be $1,000 and integral multiples of $1,000 in excess thereof.

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
========================================================================================================================

|_|  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE
     BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:____________________________________________________________

     Book-Entry Account Number:________________________________________________________________

     Transaction Code Number:__________________________________________________________________


|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Securityholder(s):
     Date of Execution of Notice of Guaranteed Delivery:
     Name of Institution which Guaranteed Delivery:
     If delivery is by book-entry transfer:

     Name of Tendering Institution:

     Book-Entry Account Number:

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 5 ADDITIONAL COPIES OF THE PROSPECTUS AND 5 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     Address:

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                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.


Issue certificate(s) to:

Name____________________________________________________________________________
                                (Please Print)

Address_________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)

Credit untendered Old Notes delivered by book-entry to The Depository Trust Company account set forth below:

________________________________________________________________________________
                                (Account Number)

================================================================================





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                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail to:

Name____________________________________________________________________________
                                (Please Print)

Address_________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                    (Tax Identification or Social Security No.)






================================================================================

     Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain Holders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering Holder must provide the Exchange Agent with such Holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth on the following page. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are held in more than one name), consult the Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                       PAYER'S NAME: THE BANK OF NEW YORK
====================================================================================================================
        SUBSTITUTE
         Form W-9              Part 1 -- Please provide your TIN in the              Social Security Number
                               box at the right and certify by signing and                      OR
Department of the Treasury     dating below.                                      Employer identification number
 Internal Revenue Service
                               _____________________________________________________________________________________
    Payer's Request for        Part 2 -- Please check the box at the right if you have applied for, and are awaiting
         Taxpayer              receipt of, your TIN.      |_|
    Identification No.
- --------------------------------------------------------------------------------------------------------------------

          Certification -- under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

     Certification instructions. -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see Certification under Specific Instructions in the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)


_________________________________________________   ____________________________
SIGNATURE                                                      DATE

================================================================================

IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

================================================================================

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


_________________________________________________   ____________________________
SIGNATURE                                                      DATE

================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO THE HOLDER OF NEW NOTES. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facilities, together in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Notes, whether or not the undersigned, that such Holder is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in the distribution of such New Notes, that such Holder is not an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, and that such Holder is not a broker-dealer who purchased the Old Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act. If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes; provided, however, that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedure for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by Book-Entry Transfer Facility designated above, by credit to the account at the Book Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through the Book-Entry Transfer Facility. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

     Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

|X|  ____________________________________________  _____________________________
                                                               Date

|X|  ____________________________________________  _____________________________
         Signature(s) of Registered Holder(s)                  Date
              or Authorized Signatory

Area Code and Telephone Number

     The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered Holder(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3 regarding the completion of this Letter of Transmittal printed below.


Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________


Address:________________________________________________________________________
                               (Include Zip Code)

               Signature(s) Guaranteed by an Eligible Institution:
                         (If required by Instruction 3)


________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

Dated: _______________, 1996

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes. The certificates for the tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The exchange of New Notes for Old Notes will be made (i) with respect to all Old Notes properly tendered and not withdrawn on or prior to 5:00 p.m., New York City time, on June 17, 1996 (the "Early Exchange Date"), within two business days following the Early Exchange Date, and (ii) with respect to all Old Notes properly tendered and not withdrawn after the Early Exchange Date but on or prior to the Expiration Date, within two business days following the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at the Book-Entry Transfer Facility), must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders. Tenders of Old Notes will be accepted in denominations of $250,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled "Description of 9 3/8% Series A Senior Subordinated Notes due December 1, 2005" on page 2 hereof. If less than all Old Notes are tendered, the aggregate principal amount of Old Notes not tendered must be $1,000 or integral multiples of $1,000 in excess thereof. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through the Book-Entry Transfer Facility, promptly after the Old Notes are accepted for exchange.

     3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this

Letter of Transmittal (or in the case of tender of the Old Debentures through the Book-Entry Transfer Facility, if different from such facility). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

================================================================================
Certificate Surrendered         Old Notes Tendered           Old Notes Accepted
- --------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Delivery Prepared by                   Checked by                  Date

================================================================================